UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 29, 2010

TECHNOLOGY RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)

Florida                                                               0-13763                                                                     59-2095002
(State or other jurisdiction                                                      (Commission File Number)                                                      (IRS Employer
     of incorporation)                                                                                                                                                                        Identification No.)

5250-140th Avenue North, Clearwater, Florida                                                                                                                                   33760
(Address of principal executive officers)                                                                                                                                            (Zip Code)

Registrant's telephone number, including area code: (727) 535-0572

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On November 29, 2010, Technology Research Corporation (the “Company”) announced the acquisition of the assets associated with the Shoreline Reel® Product Line owned by TDI Products, Inc. of Atlantic Beach, Florida.  The press release announcing the acquisition is furnished as Exhibit 99.1.  This exhibit is incorporated herein by reference.

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 8.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section.  Furthermore, the information in the Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(c)  The following exhibit is furnished pursuant to Item 8.01 hereof and should not be deemed to be “filed” under the Exchange Act.

Exhibit No.                                       Description

99.1           Press Release dated November 29, 2010

_______________________________________________________________________________________________________________

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHNOLOGY RESEARCH CORPORATION

Date:  December 2, 2010                                By:/s/ Robert D. Woltil
Name:  Robert D. Woltil
Title:  Chief Financial Officer